UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2014

Stamps.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1990 E. Grand Avenue, El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(310) 482-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.01.	Entry into a Material Definitive Agreement.

On June 10, 2014, Stamps.com Inc., a Delaware corporation (“SDC”), entered into a Membership Interest Purchase Agreement (the “Agreement”) with Auctane LLC, a Texas limited liability company (“Auctane”), and the owners of all of the equity interests of Auctane (the “Sellers”).  On the same date, the parties consummated the purchase transaction contemplated by the Agreement (the “Purchase”).

Auctane, based in Austin, Texas, operates ShipStation (www.shipstation.com) and other products.  ShipStation is a web-based shipping platform designed to help online retailers process, fulfill and ship their orders from popular marketplaces and shopping carts.

The Agreement provides for the purchase by SDC of 100% of the equity interests of Auctane from the Sellers.  The consideration for the Purchase consists of $50 million in cash.  Additional earn-out stock consideration, of up to 768,900 shares of SDC common stock (the “Earn-Out Shares”), is payable to the Sellers if certain financial targets are met by Auctane for the six month period commencing on July 1, 2014 and ending December 31, 2014, and the twelve month period ending December 31, 2015.

Certain events generally within the control of SDC, such as a change of control of SDC or certain personnel related actions, can cause all of the Earn-Out Shares to be accelerated and issued irrespective of whether the financial targets are met.

The Agreement contains customary representations, warranties and covenants by SDC, Auctane and the Sellers.  A portion of the cash purchase price is subject to an escrow to secure indemnification claims, which escrow is, with limited exceptions, the sole recourse for such claims.  The Sellers made certain representations as to their status as accredited investors and any Earn-Out Shares issued will be initially issued pursuant to the exemption from registration provided by Section 4(2) under the Securities Act of 1933, as amended, and/or Regulation D thereunder.  A small portion of potential Earn-Out Shares (or the cash equivalent, at SDC’s option) are to be issued to a limited number of employees of Auctane, depending on their accredited investor status.  SDC has agreed to file a registration statement with the Securities and Exchange Commission to cover the resale of Earn-Out Shares.

In connection with the Purchase, the Sellers each entered into employment agreements, non-competition agreements and confidentiality and proprietary information agreements with SDC and/or Auctane.  No material relationship exists between Sellers and SDC and its affiliates, officers, directors or their respective associates, other than in connection with the Purchase.

The foregoing summary of the Agreement and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K.

On June 16, 2014, SDC issued a press release regarding the Purchase, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the parties thereto or their respective subsidiaries and affiliates. The Agreement contains representations and warranties by SDC, on the one hand, and by the Sellers, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in a confidential disclosure letter delivered in connection with the signing of the Agreement. The disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement. Moreover, certain representations and warranties in the Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Agreement should not be relied on by any persons as characterizations of the actual state of facts about any party at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in SDC’s public disclosures.

Item 3.02.	Unregistered Sales of Equity Securities

Inasmuch as the potential number of Earn-Out Shares could exceed 1% of the number of SDC’s outstanding shares of common stock, the information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.  The potential issuance of the shares of common stock pursuant to the Agreement is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, or Regulation D thereunder, as a transaction by an issuer not involving a public offering.

Forward-Looking Statements

The foregoing description of the Agreement and the transactions contemplated thereby includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by phrases such as SDC or management “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the transaction, including its financial impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of SDC stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of SDC to successfully integrate Auctane’s operations, services and technology; the ability of SDC to implement its plans, forecasts and other expectations with respect to Auctane’s business after the completion of the transaction and realize additional opportunities for growth and innovation; and the other risks and important factors contained and identified in SDC’s filings with the Securities and Exchange Commission, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included herein are made only as of the date hereof. SDC undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements that are required pursuant to this Item 9.01(a) are not included in this report and will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed.

(b) Pro forma financial information.

The pro forma financial information that is required pursuant to this Item 9.01(b) are not included in this report and will be filed by amendment not later than 71 calendar days after the date that this initial report on Form 8-K was required to be filed.

(d)	Exhibits

Exhibit No.	Description
2.1
+Membership Interest Purchase Agreement made and entered into as of June 10, 2014, by and among Stamps.com Inc., a Delaware corporation, Auctane LLC, a Texas limited liability company, and each of the members of the Company. Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the SEC upon request any omitted schedule or exhibit to the Membership Interest Purchase Agreement.

99.1	Press Release issued on June 16, 2014 regarding the Purchase

+Confidential treatment has been requested with respect to certain portions of this exhibit, which portions have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stamps.com Inc.
(Registrant)

June 16, 2014	/s/ Kenneth McBride
Date	(Signature)

Kenneth McBride,
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
+Membership Interest Purchase Agreement made and entered into as of June 10, 2014, by and among Stamps.com Inc., a Delaware corporation, Auctane LLC, a Texas limited liability company, and each of the members of the Company. Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the SEC upon request any omitted schedule or exhibit to the Membership Interest Purchase Agreement.

99.1	Press Release issued on June 16, 2014 regarding the Purchase

+Confidential treatment has been requested with respect to certain portions of this exhibit, which portions have been filed separately with the Securities and Exchange Commission.